
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 14 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 4, 1995
                ----------------

                        Federal Realty Investment Trust
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    District of Columbia             1-7533              52-0782497
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(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)

4800 Hampden Lane, Suite 500, Bethesda, Maryland            20814
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    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number including area code: 301/652-3360
                                                   ------------

Exhibit Index appears on page 3
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Item 5. Other Events

        Exhibits are filed herewith in connection with Federal Realty Investment
Trust's final prospectus supplement dated December 4, 1995 to its final prospectus dated November 7, 1995 (Registration No. 33-63687) filed with the
Securities and Exchange Commission on December 5, 1995 and relating to the Trust's offering of $40,000,000 principal amount of 6-5/8% Notes Due 2005.
Attached as Exhibit 5 hereto is an opinion from Kirkpatrick & Lockhart LLP regarding the legality of the Notes. The consent of Kirkpatrick & Lockhart to the inclusion of such opinion in this Form 8-K is included in the opinion.

Item 7. Financial Statements and Exhibits

Exhibit 5   Opinion Regarding Legality

Exhibit 23  Consent of Counsel (included in Exhibit 5)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        FEDERAL REALTY INVESTMENT TRUST

                                        /s/ Cecily A. Ward
                                        -------------------------------
                                        Cecily A. Ward
                                        Controller (Principal Accounting
                                          Officer)

Date: December 8, 1995


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                                 EXHIBIT INDEX

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

ITEM NO.                                                        PAGE NO.
   5            Opinion regarding Legality
  23            Consent of Counsel (included in the opinion)



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